UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2009

Compliance Systems Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-131862	20-4292198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Pratt Oval, Glen Cove, New York	11542
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 674-4545

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01	Entry into a Material Definitive Agreement.

(a)
Effective as of January 31, 2009, the registrant, Compliance Systems Corporation, entered into an Agreement to Amend and Restate Secured Convertible Debentures (the “Agile Agreement”) with Agile Opportunity Fund, LLC (“Agile”), pursuant to which Agile and the registrant agreed to (i) amend the default and notice provisions contained in the two secured convertible debentures (the “Agile Original Debentures”) of the registrant owned by Agile and (ii) exchange the Agile Original Debentures for new amended and restated secured convertible debentures (the “Agile Restated Debentures”) that reflect such amendments to the default and notice provisions.  The default provisions were amended to allow the registrant a five business day cure period with respect to certain payment obligations of the registrant prior to the formal declaration of an “Event of Default.”  The notice provisions were amended to permit notices to the registrant by means of e-mail transmission.

Agile had purchased the Agile Original Debentures, each in the principal amount of $300,000 and maturing on November 6, 2009, in May and September of 2008.  The registrant’s obligations under the Agile Original Debentures are subject to a security agreement dated as of May 6, 2006 (the “Agile Security Agreement”).  The Agile Restated Debentures are identical to the Agile Original Debentures except for the changes to the default and notice provisions as agreed to in the Agile Agreement.  The registrant has paid Agile all interest payable through January 31, 2009 under the Restated Agile Debentures.

A copy of the Agile Agreement has been made Exhibit No. 10.1 to this Current Report on Form 8-K and the description of the Agile Agreement contained in this matter (a) is qualified in its entirety by the provisions contained in the Agile Agreement.  Readers of this Form 8-K are urged to read the Agile Agreement, as well as all other exhibits to this Form 8-K (including, but not limited, to each of the Agile Original Debentures made Exhibit Nos. 10.3 and 10.5, the Agile Security Agreement made Exhibit No. 10.4 and each of the Agile Restated Debentures made Exhibits 10.6 and 10.7 to this Form 8-K), for a full understanding of the terms of the Agile Agreement, Agile Original Debentures, Agile Security Agreement, Agile Restated Debentures and the other matters disclosed in this Form 8-K.

(b)
Effective as of January 26, 2009, the registrant and Call Compliance, Inc., a wholly-owned subsidiary of the registrant (“CCI”), entered into a Waiver and Standstill Agreement (the “Nascap Waiver Agreement”) with Nascap Corp. (“Nascap”), pursuant to which Nascap has agreed to conditionally (i) waive timely payment of all amounts due and owing to Nascap under a promissory note of CCI (the “Nascap Original Note”) payable to Nascap, (ii) waive the defaults under the Nascap Note, the Guaranty Agreement, dated September 20, 2006 (the “Nascap Guaranty Agreement”), of the registrant in favor of Nascap and the Security Agreement, dated September 20, 2006 (the “Nascap Security Agreement”), between CCI and Nascap due to the facts that the payments under the Nascap Original Note would not be paid timely during the period between January 31, and March 31, 2009 and that the registrant and/or CCI may be obligated to admit their respective inabilities to pay their respective debts as such debts become due and (iii) standstill and not take further actions with respect to such non-payment and other defaults.  The Original Nascap Note evidences a loan made by Nascap to CCI, is dated September 30, 2006, is in the principal amount of $150,000, is due on demand, has been guaranteed by the registrant and is secured by certain assets of CCI.  The assets securing the Nascap Note consists of all amounts received (the “VeriSign/Comtel Receipts”) by CCI out of goods sold or leased or for services rendered by CCI to VeriSign Inc. and Comtel Telcom Assets, LP.

By letter dated January 26, 2009, Nascap had demanded payment of all amounts due under the Nascap Original Note.  Under the terms of the Nascap Original Note, payment of all amounts owing under the Nascap Original Note was due no later than ten business days following the giving of demand for payment.

Under the Nascap Waiver Agreement, Nascap’s waiver of non-payment and other defaults is conditioned upon (x) CCI and the registrant segregating and holding separately from all other amounts held by CCI and the registrant the VeriSign/Comtel Receipts and (y) on or before April 15, 2009 (the “Nascap Standstill Termination Date”), CCI and the registrant tender to Nascap the aggregate amount of VeriSign/Comtel Receipts to the extent that such VeriSign/Comtel Receipts equal or are less than the total amount due and owing under the Nascap Note.  To the extent that the aggregate amount of VeriSign/Comtel Receipts exceeds the total amount due and owing under the Nascap Original Note on the Nascap Standstill Termination Date, such excess amount shall become available for use by CCI and the registrant and CCI and the registrant shall no longer be required to segregate or hold separately any further VeriSign/Comtel Receipts.

A copy of the Nascap Waiver Agreement has been made Exhibit No. 10.8 to this Current Report on Form 8-K and the description of the Nascap Waiver Agreement, Nascap Original Note, Nascap Guaranty Agreement, and Nascap Security Agreement contained in this matter (b) are qualified in its entirety by the provisions contained in such documents.  Readers of this Form 8-K are urged to read the Nascap Waiver Agreement, as well as all other exhibits to this Form 8-K (including, but not limited to, the Nascap Original Note made Exhibit No. 10.9, Nascap Guaranty Agreement made Exhibit No. 10.10 and Nascap Security Agreement made Exhibit No 10.11), for a full understanding of the terms of the Nascap Waiver Agreement, the Nascap Original Note, Nascap Guaranty Agreement and Nascap Security Agreement and the other matters disclosed in this Form 8-K.

(c)
The registrant, CCI and Nascap entered into a Loan Modification Agreement, dated as of March 31, 2009 (the “Nascap Modification Agreement”), pursuant to which the Nascap Original Note was amended and restated as a revolving line of credit promissory note (the “Nascap Restated Note”) in the principal amount not to exceed $750,000.  The Nascap Restated Note contains the same terms and conditions as the Nascap Original Note, except for the revolving line of credit nature of the debt.  Advances under the Nascap Restated Note are in the sole discretion of Nascap.  The interest rate of the Nascap Restated Note remains at the rate of 12% per annum and all amounts outstanding under the Nascap Restated Note remain due on demand.  As consideration for entering into the Nascap Modification Agreement and agreeing to amend and restate the Nascap Original Note, the registrant agreed to issue to Nascap twenty Class A and twenty Class B warrants for each $1.00 of principal outstanding under the Nascap Restated Note on April 30, 2009.  Each Class A warrant and Class B warrant entitles its holder to purchase one share of the registrant’s common stock at $0.05 per share.  The Class B warrants require the holder to pay the exercise price in the form of cancellation of amounts outstanding under the Nascap Restated Note prior to payment of the exercise price in the form of cash.

Upon entering into the Nascap Modification Agreement, the registrant paid Nascap $4,500, representing all accrued and unpaid interest on the Nascap Original Note.  As of April 10, 2009, the principal amount outstanding under the Nascap Restated Note was $350,000.

A copy of the Nascap Modification Agreement has been made Exhibit No. 10.12 to this Current Report on Form 8-K, the Nascap Restated Note has been made Exhibit 10.13 and the forms of the warrant certificates evidencing the Class A and Class B warrants have been made Exhibits 10.14 and 10.15, respectively.  The description of the Nascap Modification Agreement, Nascap Restated Note and Class A and Class B warrants contained in this matter (c) are qualified in their entirety by the provisions contained in the Nascap Modification Agreement, Nascap Restated Note and the form of warrant certificates evidencing the Class A and Class B warrants.  Readers of this Form 8-K are urged to read the Nascap Modification Agreement, Nascap Restated Note and the warrant certificates evidencing the Class A and Class B warrants, as well as all other exhibits to this Form 8-K for a full understanding of the terms of the Nascap Modification Agreement, Nascap Restated Note and Class A and Class B warrants and the other matters disclosed in this Form 8-K.

(d)
Between February 17, and March 3, 2009, Barry Brookstein, the chief financial officer, a director and a principal stockholder of the registrant, loaned CCI the aggregate sum of $50,000.  The loans are evidenced by a promissory note of the registrant, dated as of March 3, 2009 (the “Brookstein Note”).  The Brookstein Note provides for simple interest at the rate of 18% per annum, payable monthly, with the principal amount, plus all accrued and unpaid interest, due on demand.  The registrant has guaranteed CCI’s obligations under the Brookstein Note pursuant to a separate Corporate Guaranty, dated March 3, 2009 (the “Brookstein Corporate Guaranty”), of the registrant in the favor of Mr. Brookstein.

A copy of the Brookstein Note has been made Exhibit No. 10.16 to this Current Report on Form 8-K and a copy of the Brookstein Corporate Guaranty has been made Exhibit No. 17.  The descriptions of the Brookstein Note and Brookstein Corporate Guaranty contained in this matter (d) are qualified in their entireties by the provisions contained in the Brookstein Note and Brookstein Corporate Guaranty.  Readers of this Form 8-K are urged to read the Brookstein Note and Brookstein Corporate Guaranty, as well as all other exhibits to this Form 8-K, for a full understanding of the terms of the Brookstein Note, Brookstein Corporate Guaranty and the other matters disclosed in this Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)
On March 2, 2009, the registrant satisfied a debt due Pretect, Inc. (“Pretect”) in the amount of $29,750 by issuing to Pretect (a) 100,000 shares (the “Pretect Shares”) of the registrant’s common stock and (ii) a promissory note in the principal amount of $24,750 (the Pretect Note”).  The debt due Pretect by the registrant arose from consulting services provided by Prefect in connection with the registrant’s review of the registrant’s internal control over financial reporting and disclosure controls and procedures.  The Prefect Note provides for no interest (except in the event of default) and repayment of the principal amount in twelve equal monthly installments, commencing on April 1, 2009.

A copy of the Pretect Note has been made Exhibit No. 10.18 to this Current Report on Form 8-K and the description of the Pretect Note contained in this matter (a) is qualified in its entirety by the provisions contained in the Pretect Note.  Readers of this Form 8-K are urged to read the Pretect Note, as well as all other exhibits to this Form 8-K, for a full understanding of the terms of the Pretect Note and the other matters disclosed in this Form 8-K.

(b)
The amendment and restatement of the Agile Original Debentures and the issuance of the Agile Restated Debentures, as disclosed in matter (a) of the Item 1.01 of this Current Report on Form 8-K may be deemed the creation of new direct financial obligations of the registrant.  The registrant incorporates in this matter (b) the disclosures contained in matter (a) of Item 1.01 of this Form 8-K by reference to such matter (a) of Item 1.01.

(c)
The amendment and restatement of the Nascap Original Note and the issuance of the Nascap Restated Note, as disclosed in matter (c) of the Item 1.01 of this Current Report on Form 8-K may be deemed the creation of new direct financial obligations of the registrant.  The registrant incorporates in this matter (c) the disclosures contained in matter (c) of Item 1.01 of this Form 8-K by reference to such matter (c) of Item 1.01.

(d)
The issuance of the Brookstein Note, as disclosed in matter (d) of Item 1.01 of this Current Report on Form 8-K constitutes the creation of a direct financial obligation of the registrant.  The registrant incorporates in this matter (d) the disclosures contained in matter (d) of Item 1.01 of this Form 8-K by reference to such matter (d) of Item 1.01.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation of an Obligation under an Off-Balance Sheet Arrangement.

(a)
The failure to tender all amounts due under the Nascap Original Note would have been deemed an event of default under the Nascap Note if not for Nascap’s waiver, contained in the Nascap Waiver Agreement, of the timely tender of such payments.  Such event of default would have accelerated the maturity date of the Nascap Note to February 10, 2009.

(b)
The registrant failed to timely pay interest due on January 31, and February 28, 2009 under the promissory note of CCI (the “Ponzio Note”) payable to and owned by Henry A. Ponzio.  Such interest, totaling $4,500, was paid on March 31, 2009.  The Ponzio Note is dated April 27, 2006, is in the principal amount of $150,000 and is due on demand.  The Ponzio Note ordinarily bears interest at the rate of 18% per annum.  As a result of the failure to tender the January and February 2009 interest payments in a timely fashion, Mr. Ponzio had the right, pursuant to the terms of the Ponzio Note, to demand interest on such delinquent interest payments at the rate of 24% per annum.  Mr. Ponzio waived the right to such interest-on-interest payment.

A copy of the Ponzio Note has been made Exhibit No. 10.19 to this Current Report on Form 8-K and the description of the Ponzio Note contained in this matter (b) is qualified in its entirety by the provisions contained in the Ponzio Note.  Readers of this Form 8-K are urged to read the Ponzio Note, as well as all other exhibits to this Form 8-K, for a full understanding of the terms of the Ponzio Note and the other matters disclosed in this Form 8-K.

(c)
The registrant currently is delinquent in payment of interest due under the Agile Restated Debentures with respect to interest payments that were due on February 28, and March 31, 2009.  Agile has not given the registrant notice of such delinquencies, which, under the terms of the Agile Restated Debentures, would result in an Event of Default under the Agile Restated Debentures if not cured within five business days of the giving of such notice of delinquency.

Item 3.02	Unregistered Sales of Equity Securities.

As disclosed in matter (a) of Item 2.03 of this Current Report on Form 8-K, effective March 2, 2009, the registrant issued 100,000 shares of the registrant’s common stock to Pretect, which shares have been valued at $0.05 per share, or $5,000 in the aggregate.  The registrant believes that the issuance of the 100,000 shares to Pretect is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), by reason of the exemption from registration granted under Section 4(2) of the Securities Act due to the fact that the issuances and sales of the shares were conducted pursuant to a series of related transactions not involving any public offering.

Item 8.01	Other Events.

(a)
The registrant has failed to pay dividends on the 1.25 million shares of the registrant’s Series B Senior Subordinated Convertible Voting Preferred Stock (the “Series B Preferred Stock”) that were due on January 31, February 28, and March 31, 2009.  Dividends on the Series B Preferred Stock may only be paid out of funds legally available for such purpose.  Under Nevada law, generally, a corporation’s distribution to stockholders may only be made if, after giving effect to such distribution, (i) the corporation would be able to pay its debts as they become due in the usual course of action and (ii) the corporation’s total assets equal or exceed the sum of the corporation’s liabilities plus the amount that would be needed, if the corporation was to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.  The registrant’s financial condition is such that neither of such requirements could have been met at January 31, February 28, or March 31, 2009 and at any time through the date of filing of this Current Report on Form 8-K.  In accordance with the designation of the Series B Preferred Stock and applicable law, the registrant shall accrue monthly dividends payable on shares of Series B Preferred Stock until such time as the monthly dividends can lawfully be paid.

(b)
Commencing on February 1, 2009, the registrant’s president, chief executive officer and a principal stockholder, Dean Garfinkel, the registrant’s chief financial officer and a principal stockholder, Barry Brookstein, and the registrant’s controller, Cecilia Carfora, each agreed to defer the payment of their respective salaries due to the registrant’s current financial condition.  Commencing April 1, 2009, the registrant recommenced paying Messrs. Garfinkel and Brookstein and Ms. Carfora their respective salaries.  The amount of deferred salaries total approximately $95,000.

(c)
The registrant has suffered losses from operations in each of its last seven fiscal years.  In addition, currently, the registrant’s total assets are less than the sum of its liabilities.  The registrant is seeking additional financing to fund its current operations and plans for expansion.  There can be no assurance that the registrant will obtain any such financing or, if obtained, such financing will be on terms that would, if the registrant were in a better financial condition, be acceptable to the registrant.  The failure to obtain financing and/or any continuation of operating losses could have a material adverse effect on the registrant and the value of the registrant’s securities.  In such an event, the registrant may be forced to curtail or completely cease operations and/or seek protection or liquidation under the federal bankruptcy laws.

Item 9.01	Financial Statements and Exhibits.

Set forth below is a list of exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description
10.1	Agreement to Amend and Restate Secured Convertible Debentures, dated as of January 31, 2009, between Compliance Systems Corporation and Agile Opportunity Fund, LLC.
10.2
Securities Purchase Agreement, dated as of May 6, 2008, between Compliance Systems Corporation and Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.1 of the registrant’s Current Report on Form 8-K (Date of Report: May 6, 2008), filed with the Securities and Exchange Commission on May 12, 2008].

10.3
Secured Convertible Debenture of Compliance Systems Corporation, dated May 6, 2008, in the principal amount of $300,000 and payable to Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.2 of the registrant’s Current Report on Form 8-K (Date of Report: May 6, 2008), filed with the Securities and Exchange Commission on May 12, 2008].

10.4
Security Agreement, dated as of May 6, 2008, between Compliance Systems Corporation and Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.3 of the registrant’s Current Report on Form 8-K (Date of Report: May 6, 2008), filed with the Securities and Exchange Commission on May 12, 2008].

10.5
Secured Convertible Debenture of Compliance Systems Corporation, dated September 2, 2008, in the principal amount of $300,000 and payable to Agile Opportunity Fund, LLC.  [Incorporated by reference to Exhibit 10.2 of the registrant’s Current Report on Form 8-K (Date of Report: September 2, 2008), filed with the Securities and Exchange Commission on September 5, 2008].

10.6	Amended and Restated Secured Convertible Debenture of Compliance Systems Corporation, dated May 6, 2008, in the principal amount of $300,000 and payable to Agile Opportunity Fund, LLC.
10.7	Amended and Restated Secured Convertible Debenture of Compliance Systems Corporation, dated September 2, 2008, in the principal amount of $300,000 and payable to Agile Opportunity Fund, LLC.
10.8	Waiver and Standstill Agreement, dated as of January 26, 2009, between Compliance Systems Corporation, Call Compliance, Inc. and Nascap Corp.
10.9
Promissory Note of Call Compliance, Inc., dated September 30, 2006, in the principal amount of $150,000 and payable to Nascap Corp.  [Incorporated by reference to Exhibit 10.61 to Amendment Number 2 to the registrant’s Registration Statement on Form SB-2/A, filed with the SEC on November 2, 2006.]

10.10
Guaranty Agreement, dated September 30, 2006, by Compliance Systems Corporation in favor of Nascap Corp.  [Incorporated by reference to Exhibit 10.63 to Amendment Number 2 to the registrant’s Registration Statement on Form SB-2/A, filed with the SEC on November 2, 2006.]

10.11
Security Agreement, dated March 8, 2006, between Call Compliance, Inc. and Nascap Corp.  [Incorporated by reference to Exhibit 10.62 to Amendment Number 2 to the registrant’s Registration Statement on Form SB-2/A, filed with the SEC on November 2, 2006.]

10.12	Loan Modification Agreement, dated as of March 31, 2009, among Compliance Systems Corporation, Call Compliance, Inc. and Nascap Corporation.
10.13	Amended and Restated Promissory Note of Call Compliance, Inc., dated March 31, 2009, in the principal amount of up to $750,000 and payable to Nascap Corporation.

10.14
Form of Class A Warrant Certificate of Compliance Systems Corporation registered in the name of Nascap Corp. [Incorporated by reference to Exhibit B to the Loan Modification Agreement made Exhibit 10.12 to this Current Report on Form 8-K.

10.15
Form of Class B Warrant Certificate of Compliance Systems Corporation registered in the name of Nascap Corp. [Incorporated by reference to Exhibit C to the Loan Modification Agreement made Exhibit 10.12 to this Current Report on Form 8-K.

10.16	Promissory Note of Call Compliance, Inc., dated as of March 3, 2009, in the principal amount of $50,000 and payable to Barry Brookstein.
10.17	Corporate Guaranty, dated March 3, 2009, of Compliance Systems Corporation in favor of Barry Brookstein.
10.18	Promissory Note of Compliance Systems Corporation, dated as of March 2, 2009, in the principal amount of $24,750 and payable to Pretect, Inc.
10.19
Promissory Note of Call Compliance, Inc., dated as of April 27, 2006, in the principal amount of $150,000 and payable to Henry A. Ponzio.  [Incorporated by reference to Exhibit 10.34 to the registrant’s Registration Statement on Form SB-2, filed with the SEC on May 12, 2006.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2009	Compliance Systems Corporation

	By:	/s/ Dean R. Garfinkel
Dean R. Garfinkel, President